UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2025

Enviri Corporation
(Exact name of Company as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor		19103
Philadelphia,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

(267)	857-8715
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2025, Enviri Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The results of the Annual Meeting and other matters are outlined below.

Amendments to the Company’s Equity and Incentive Plans

2013 Equity and Incentive Compensation Plan

At the Annual Meeting, the Company’s stockholders approved Amendment No. 5 (“Amendment No. 5”) to the 2013 Equity and Incentive Compensation Plan (the “2013 Plan”), which was approved by the Company’s Board of Directors on February 11, 2025.

Amendment No. 5 modifies the 2013 Plan to: (1) increase the number of shares of Common Stock of the Company (the “Shares”) reserved for issuance under the 2013 Plan by an additional 1,400,000 Shares, increasing the total number of Shares under the 2013 Plan from 13,677,000 Shares to 15,077,000 Shares, with a corresponding increase in the total number of Shares that may be issued or transferred upon the exercise of incentive stock options from 13,677,000 Shares to 15,077,000 Shares; (2) increase the total number of Shares issuable in connection with “full value awards” (awards other than stock options, SARs or other awards for which the holder pays the intrinsic value existing as of the date of grant) from 9,688,000 Shares to 10,725,000 Shares (an increase of 1,037,000 Shares); (3) clarify that all equity awards are subject to a minimum one-year vesting period, with limited exceptions; and (4) extend the termination date of the 2013 Plan to April 19, 2030. The outstanding awards under the 2013 Plan continue to remain outstanding in accordance with their terms. The foregoing description of Amendment No. 5 is qualified in its entirety by reference to the full text of Amendment No. 5, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

2016 Non-Employee Directors’ Long-Term Equity Compensation Plan

Also at the Annual Meeting, the Company’s stockholders approved Amendment No. 3 (“Amendment No. 3”) to the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan (the “2016 Plan”), which was approved by the Company’s Board of Directors on February 11, 2025.

Amendment No. 3 modifies the 2016 Plan to (1) increase the number of Shares reserved for issuance under the 2013 Plan by an additional 400,000 Shares, increasing the total number of Shares under the 2016 Plan from 800,000 Shares to 1,200,000 Shares; (2) clarify that all equity awards are subject to a minimum one-year vesting period, with limited exceptions; and (3) limit the ability of the Board or its committees to amend and accelerate equity awards. The outstanding awards under the 2016 Plan continue to remain outstanding in accordance with their terms. The foregoing description of Amendment No. 3 is qualified in its entirety by reference to the full text of Amendment No. 3, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Compensatory Arrangements of Certain Officers

On April 24, 2025, the Company entered into an amended and restated change in control severance agreement (the “Amended and Restated Change in Control Severance Agreement”) with Jeffrey A. Beswick, Senior Vice President & President – Clean Earth of the Company in the form previously filed by the Company as Exhibit 10.1 to the Form 8-K dated December 23, 2024.

Pursuant to the Amended and Restated Change in Control Severance Agreement, if the Company terminates the employment of Mr. Beswick during the Protection Period following a Change in Control for reasons other than Cause, Disability or Death, or if Mr. Beswick shall terminate his employment for Good Reason, the Company shall pay to Mr. Beswick (i) his compensation accrued through the Date of Termination or otherwise deferred and not yet paid, plus (ii) a lump sum severance payment equal to 2x his Highest Base Salary plus 2x his highest target incentive compensation then in effect.

In the event the Company terminates the employment of Mr. Beswick during the Protection Period following a Material Divestment for reasons other than Cause, Disability or Death, or if Mr. Beswick shall terminate his employment for Good Reason, in addition to the payments outlined in (i) and (ii) above, any unvested and outstanding awards granted to Mr. Beswick under the Company’s 2013 Plan shall become immediately vested or no longer subject to restrictions and shall become subject to the Change in Control rules set forth in each award and the 2013 Plan.

The foregoing description of Mr. Beswick’s Amended and Restated Change in Control Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Change in Control Agreement, which is incorporated herein by reference as Exhibit 10.3. Capitalized terms not defined herein have the meanings assigned to them in the Amended and Restated Change in Control Severance Agreement.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders elected all eight of the Board of Director nominees to serve as Directors until the 2026 Annual Meeting of Stockholders and ratified the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2025.

The Company’s stockholders also approved the compensation of the Company’s named executive officers, on an advisory basis; Amendment No. 5 to the 2013 Plan; Amendment No. 3 to the 2016 Plan; and an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers in accordance with recent Delaware law amendments.

As of the record date, there were 80,212,637 Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 73,038,150 shares, or approximately 91.06% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2025 to serve as Directors until the 2026 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Against	Abstained	Broker Non-Votes
J.F. Earl	65,612,514	2,171,769	377,667	4,876,200

N.C. Fanandakis	67,035,213	736,647	390,090	4,876,200

F.N. Grasberger III	65,836,306	1,927,855	397,789	4,876,200

C.I. Haznedar	64,216,372	3,257,477	688,102	4,876,200

T.M. Laurion	65,650,154	2,117,159	394,637	4,876,200

R.M. O’Mara	65,771,155	1,990,048	400,747	4,876,200

E.M. Purvis, Jr.	65,264,099	2,502,831	394,020	4,876,200

J. S. Quinn	66,345,722	1,421,819	394,409	4,876,200

2.	The appointment of Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2025, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstained
72,103,542	861,355	73,253

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
64,344,035	3,711,142	106,773	4,876,200

4.	The Company’s stockholders approved Amendment No. 5 to the 2013 Equity and Incentive Compensation Plan of the Company. The results of the vote were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
65,088,092	2,980,525	93,333	4,876,200

5.	The Company’s stockholders approved Amendment No. 3 to the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan of the Company. The results of the vote were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
59,150,072	8,593,043	418,835	4,876,200

6.	The Company’s stockholders approved the Amendment to the Certificate of Incorporation of the Company to limit the liability of certain officers in accordance with recent Delaware law amendments. The results of the vote were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
60,338,616	7,011,264	812,070	4,876,200

Item 8.01. Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed on February 20, 2025, David C. Everitt and Phillip C. Widman each retired as a member of the Company’s Board of Directors (the “Board”), effective as of April 24, 2025.

Also on April 24, 2025, Nicholas C. Fanandakis was elected to the Board. Mr. Fanandakis’ initial term as a director will expire at the Company’s 2026 Annual Meeting of Stockholders. Mr. Fanandakis will serve on the Audit Committee and the Management Development and Compensation Committee of the Board. As previously disclosed, Mr. Fanandakis was nominated by the Board in accordance with a Cooperation Agreement between the Company and Neuberger Berman Group LLC and certain of its affiliates.

Mr. Fanandakis joins the Company after over 40 years of service at E. I. du Pont de Nemours and Company (“DuPont”), a global innovator of technology-based materials and solutions, where he served as Senior Adviser to the Chief Executive Officer and as Executive Vice President and Chief Financial Officer (among other roles). Mr. Fanandakis also serves on the board of directors of Duke Energy Corporation and FTI Consulting, Inc.

A copy of the press release, dated April 28, 2025, announcing the results of the Annual Meeting is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Amendment No. 5 to the 2013 Equity and Incentive Compensation Plan.

Exhibit 10.2	Amendment No. 3 to the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan.

Exhibit 10.3	Form of Amended & Restated Change in Control Severance Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 23, 2024, Commission File Number 001-03970).

Exhibit 99.1	Press Release dated April 28, 2025 announcing results of the Annual Meeting of Stockholders.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRI CORPORATION

Date: April 28, 2025	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary